UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 4, 2015 (August 26, 2015)

Date of Report (Date of earliest event reported)

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-196735	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1640 Market Street, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(720) 442-0052
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 IMPORTANT NOTICE REGARDING FORWARD LOOKING STATEMENTS

Certain matters discussed in this current report on Form 8-K contain statements, estimates and projections about the ability of the Company to sell its shares and price of such shares, the growth of the Company’s advertising business and our related advertising strategy, projections related to the Company’s business, user, and revenue growth, and other details regarding the Company’s business, including the Company’s application for listing on NASDAQ Capital Market. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. Important factors that could cause our actual results to differ materially from those anticipated by the statements made herein include, among others, incorrect assumptions regarding the value of the Company’s shares, lack of investor interest in our shares, the results of our advertising initiatives, the continued growth and engagement of our user base, unforeseen technical or other issues that could affect the performance of our products, removal from our distribution avenues – particularly the iOS and Android app stores, the Company’s ability to realize growth and other benefits from the implementation of its strategic initiatives, and the Company’s ability to meet and remain at NASDAQ’s corporate governance and other requirements. Other factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. MassRoots undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The recipient of this information is cautioned not to place undue reliance on forward-looking statements.

Item 8.01

Other Events

Press Releases

On August 26, 2015, the Company issued a press release titled “MassRoots Crosses a Half Million Users, Generates $25,000 in Revenue in 10 Days.” A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

On August 31, 2015, the Company issued a press release titled “Cannabis Technology Company MassRoots Files Application to have its Common Stock Uplisted to the NASDAQ Capital Market.” A copy of the press release is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated August 26, 2015 titled “MassRoots Crosses a Half Million Users, Generates $25,000 in Revenue in 10 Days.”
99.2	Press Release dated August 31, 2015 titled “Cannabis Technology Company MassRoots Files Application to have its Common Stock Uplisted to the NASDAQ Capital Market.”

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: September 4, 2015	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer